UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 22, 2004


                            BEACON POWER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                  ------------
                 (State or other jurisdiction of incorporation)


                 001-16171                      04-3372365
               --------------                 --------------
          (Commission file number) (IRS Employer Identification Number)


        234 Ballardvale Street, Wilmington, MA         01887
       ----------------------------------------     -----------
       (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (978) 694-9121


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     On November 16, 2004 the Nasdaq Stock Market notified the Registrant that the Nasdaq Listing Qualifications Panel has granted the Registrant an additional 180 days to regain compliance with marketplace Rule 4310(c)(4). This period expires on May 12, 2005.

     The Registrant issued a press release on November 22, 2004 announcing Nasdaq's decision, which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

                  (c)      Exhibits

                  99.1     Press Release dated November 22, 2004






                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEACON POWER CORPORATION
                                       Registrant

                                   By:  /s/James M. Spiezio
                                        --------------------------------------
                                        James M. Spiezio
                                Title:  Vice President of Finance, Chief
                                        Financial Officer, Treasurer and
                                        Secretary

Dated:   November 22, 2004